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                           COLUMBIA FUNDS SERIES TRUST
                    COLUMBIA SHORT TERM MUNICIPAL BOND FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED FEBRUARY 17, 2006
                     TO PROSPECTUSES DATED NOVEMBER 1, 2005


     At a Board meeting held on February 14, 2006, the Board of Trustees of Columbia Funds Series Trust approved changes to the benchmark indices used for the Fund. Those changes are to become effective on March 1, 2006. In connection with the approvals, the prospectuses for all share classes of the Fund are hereby supplemented as follows:


     1. By deleting the last two sentences under the heading AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004, and inserting the following in their place:

               The table also shows the returns for each period for the Merrill Lynch 1-3 Year Municipal Index, an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. Prior to March 1, 2006, the Fund compared its performance to the Lehman Brothers 3-Year Municipal Bond Index, a broad-based, unmanaged index of investment grade bonds with maturities of greater than two years but less than four years. The Fund changed the indices which it compares its performance to because the Merrill Lynch 1-3 Year Municipal Index's characteristics are more closely aligned with the management of the Fund. The indices are not available for investment and do not reflect fees, brokerage commissions, taxes or other expenses of investing.


     2. By deleting the last two rows of the table under the heading AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004, and inserting the following in their place:


      MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX   1.27%    3.98%    4.34%    4.12%
      LEHMAN BROTHERS 3-YEAR MUNICIPAL INDEX   1.78%    4.78%    4.97%    4.58%


     3.   By adding the following to the TERMS USED IN THIS PROSPECTUS:

               MERRILL LYNCH 1-3 YEAR MUNICIPAL INDEX - an unmanaged index that tracks the performance of investment grade U.S. tax exempt bonds with remaining terms to final maturities of at least one year and less than three years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.


INT-47/106462-0206